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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 10549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 12, 1997


                                  AMBAC INC.
            (Exact name of Registrant as specified in its charter)



Delaware                         1-10777                      13-3621676
(State of incorporation     (Commission file number)       (I.R.S. employer
                                                           identification no.)


         One State Street Plaza
           New York, New York                                   10004
(Address of principal executive offices)                      (Zip code)



                                (212) 668-0340
             (Registrant's telephone number, including area code)

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ITEM 5.    OTHER EVENTS


        On March 12, 1997, financial statements for AMBAC Indemnity Corporation, the Registrant's wholly-owned subsidiary, for the year ended December 31, 1996, became available.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)  Exhibits.

                Exhibit Number                        Item
                --------------                        ----

                     99.07 Consolidated financial statements for AMBAC Indemnity Corporation and subsidiaries for the years ended December 31, 1996 and 1995.








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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMBAC Inc.
                                       (Registrant)


Dated: March 12, 1997                  By: /s/ Richard G. Gross
                                           ------------------------
                                           Richard B. Gross
                                           Senior Vice President,
                                           General Counsel and Secretary

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                               INDEX TO EXHIBITS

Exhibit
Number                    Description of Exhibit
-------                   ----------------------

99.07 Consolidated financial statements for AMBAC Indemnity Corporation and subsidiaries for the years ended December 31, 1996 and 1995.